Related Party Transactions	12 Months Ended
Mar. 31, 2023
Text Block [Abstract]
Related Party Transactions
29. Related party transactions
The banking subsidiaries of MHFG make loans to the MHFG Group’s directors, executive officers, and other related parties. At March 31, 2022 and 2023, the aggregate loans to the Group’s equity method investees amounted to ¥604 billion and ¥732 billion, respectively, and outstanding loans to MHFG Group’s directors, executive officers, and other related parties were not considered significant. There were no loans to related parties that were considered nonaccrual. During the fiscal years ended March 31, 2022 and 2023, certain subsidiaries of MHFG partially withdrew assets from employee retirement benefit trusts, which were established for the payment of employees’ severance pay and retirement pensions. See Note 20 “Pension and other employee benefit plans” for further details. In addition, the other transactions with the related parties excluding loan transactions and partial withdrawal of assets from employee retirement benefit trusts, are considered immaterial.

Summarized Financial Information of the MHFG Group’s Equity Method Investees
Summarized financial information of the MHFG Group’s equity method investees as of March 31, 2022 and 2023, and for each of the three years ended March 31, 2023, is as follows:

	2022	2023

	(in billions of yen)
Loans	7,765	6,037
Total assets	30,180	29,367
Deposits	8,713	6,216
Total liabilities	27,474	26,506
Total equity	2,706	2,861
Noncontrolling interests	14	16

	2021	2022	2023

	(in billions of yen)
Total interest and dividend income	570	625	750
Total interest expense	188	182	239
Provision (credit) for credit losses	91	104	96
Net interest income after provision (credit) for credit losses	291	339	415
Income before income tax expense	237	332	261
Net income	178	246	194